UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2018

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza Hartford, Connecticut	06155
(Address of Principal Executive Offices)	(Zip Code)

(860) 547-5000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

Upon the issuance described below of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01, with a liquidation preference of $25,000 per share (the “Series G Preferred Stock”), by The Hartford Financial Services Group, Inc. (the “Company”), the Company’s ability to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any future shares of the Company that rank junior to, or on parity with, the Series G Preferred Stock became subject to certain restrictions, in the event that the Company does not declare and pay (or set aside) dividends on the Series G Preferred Stock for the last preceding dividend period. The Certificate of Designations for the Series G Preferred Stock (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2018 and incorporated by reference herein) more fully describes the terms of the Series G Preferred Stock, including such restrictions.

Item 8.01. Other Events.

On November 6, 2018, the Company issued and sold 13,800,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Company’s Series G Preferred Stock, including 1,800,000 Depositary Shares issued pursuant to an option to purchase additional shares to cover over-allotments, which option has been exercised in full.

On November 6, 2018, in connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (which is attached as Exhibit 4.2 hereto and incorporated by reference herein) among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively as depositary, and the holders from time to time of the depositary receipts described therein.

The Company’s Current Report on Form 8-K filed November 5, 2018 contains additional information regarding the Depositary Shares, the Series G Preferred Stock and the related offering.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

1.1	Underwriting Agreement, dated October 30, 2018, between the Company and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as the representatives of the underwriters named in such agreement (filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2018 and incorporated by reference herein).

1.2	Pricing Agreement, dated October 30, 2018, between the Company and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as the representatives of the underwriters named in such agreement (filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2018 and incorporated by reference herein).

3.1	Certificate of Designations with respect to the Series G Preferred Stock of the Company, dated October 30, 2018 (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2018 and incorporated by reference herein).

4.1	Form of Series G Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above) (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2018 and incorporated by reference herein).

4.2	Deposit Agreement, dated November 6, 2018, among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively as depositary, and the holders from time to time of the depositary receipts described therein.

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of David C. Robinson, Executive Vice President and General Counsel, relating to the validity of the Depositary Shares and the Series G Preferred Stock.

12.1	Statement re: Computation of Ratios of Earnings to Combined Fixed Charges and Preference Dividends.

23.1	Consent of David C. Robinson (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

By:	/s/ Donald C. Hunt
Name:	Donald C. Hunt
Title:	Vice President and Corporate Secretary

Date: November 6, 2018